                                                  Contract No. 110522

                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
       TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED September 22, 1995
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is:  NORTH SHORE GAS COMPANY, a LOCAL DISTRIBUTION COMPANY

2.   (a)  MDQ totals:    20,000 MMBTU per day.

     (b)  Service option selected (check any or all):

          [ ] LN         [ ] SW         [ ] NB

3.   TERM:     December 01, 1995 through November 30, 1998

4.   Service will be ON BEHALF OF:  [X] Shipper or [ ] Other.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)

     -----------------------------------------------------------

6.   [ ] This Agreement supersedes and cancels a ________ Agreement dated _____
     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.
     [x] [for firm service only] Service and reservation charges commence the latter of:
          (a) December 01, 1995, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.
     [ ]  Other:
                --------------------------------------------

7.   SHIPPER'S ADDRESSES                NATURAL'S ADDRESSES

                         GENERAL CORRESPONDENCE:

NORTH SHORE GAS COMPANY       Natural Gas Pipeline Company of America
WILLIAM MORROW                Attention:  Gas Transportation Services
130 E. RANDOLPH DR.           3200 Southwest Freeway 77027-7253
CHICAGO, IL  60601-6207       P.O. Box 283   77001-0283
                              Houston, Texas

               STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:

NORTH SHORE GAS COMPANY       Natural Gas Pipeline Company of America
ANTHONY COMPTON               Attention:  Gas Accounting Department
130 E. RANDOLPH DR.           701 East 22nd Street
CHICAGO IL, 60601-6207        Lombard, Illinois 60148

                              PAYMENTS:
                              Natural Gas Pipeline Company of America
                              Attention:  Controller
                              701 East 22nd Street
                              Lombard, Illinois 60148

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. Natural AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural's FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA      NORTH SHORE GAS COMPANY
"Natural"                                    "Shipper"

By:   /s/ Stephen G. Weinan                  By:   /s/ T. M. Patrick
      ------------------------------               --------------------

Name:  Stephen G. Weinan                     Name:  Thomas M. Patrick
       -----------------------------                -------------------

Title: Attorney in fact                      Title: Vice President
       -----------------------------                -------------------







110522

                                    EXHIBIT A
                           DATED:  September 22, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110522

RECEIPT POINT/S
                      County/Parish               PIN       MDQ
Name/Location              Area         State     No.  Zone (MMBtu/d)
-------------         -------------     -----     ---  ---- ---------

PRIMARY RECEIPT POINT/S

1.NNG/NGPL MILLS          MILLS           IA       203  07    8929
INTERCONNECT WITH
NORTHERN NATURAL GAS
COMPANY IN SEC.
26-T72N-R43W
MILLS COUNTY, IOWA.

2.N BORDER/NGPL HARPER    KEOKUK          IA      8090  09   11071
KEOKUK INTERCONNECT WITH
NORTHERN BORDERPIPELINE
COMPANY ON TRANSPORTER'S
AMARILLO MAINLINE IN SEC.
30-T76N-R10W,
KEOKUK COUNTY, IOWA.



SECONDARY RECEIPT POINT/S


     All secondary receipt point, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

                            DATED September 22, 1995
                       EFFECTIVE DATE:  December 01, 1995


COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110522




FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.


TRANSPORTATION OF LIQUIDS

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    EXHIBIT B
                            DATED September 22, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110522

DELIVERY POINT/S

                    County/Parish                 PIN                 MDQ
Name/Location           Area            State     No.       Zone      (MMBtu/d)
-------------       -------------       -----     ---       ----      ---------


PRIMARY DELIVERY POINT/S

1.NO SHORE/NGPL          LAKE             IL       1        06          20000
GRAYSLAKE LAKE
INTERCONNECT WITH NORTH
SHORE GAS COMPANY
LOCATED IN SEC.
12-T44N-R10E,
LAKE COUNTY, ILLINOIS.



SECONDARY DELIVERY POINT/S

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

                                    EXHIBIT C
                            DATED September 22, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110522


     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.


     A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.


     A segment is a section Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.


     The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

                                    EXHIBIT C
                            DATED September 22, 1995
                       EFFECTIVE DATE:  December 01, 1995


COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110522




Segment        Upstream       Forward/Backward         Flow Through
Number         Segment        Haul (Contractual)       Capacity
------         -------        ------------------       --------

13             0              F                        0

14             13             F                        8929

29             14             F                        20000

37             29             F                        20000

39             37             F                        20000